                                                                   Exhibit 10.52

                                     WAIVER

     WAIVER, dated as of March 14, 2006 (this "Waiver"), to the Loan and
Security Agreement, dated as of August 1, 2005 (the "Loan Agreement"), among Del
Global Technologies Corp. ("Del Global"), RFI Corporation and Del Medical
Imaging Corp. (collectively, the "Borrowers") and North Fork Business Capital
Corporation (the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan
Agreement.

                              W I T N E S S E T H :

     WHEREAS, the Borrowers and the Lender are parties to the Loan Agreement, under which the Lender has agreed to make, and has made, Loans and other extensions of credit and accommodations to the Borrowers on the terms and subject to the conditions set forth therein; and

     WHEREAS, the Borrowers have requested that the Lender agree, and the Lender has agreed, to waive Events of Default that have occurred and are continuing upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, the Borrowers and the Lender agree as follows:

     SECTION 1. WAIVER AND AGREEMENT. Effective as of the date hereof, the
Lender hereby waives compliance with, and any Events of Default arising from breaches of, (i) Sections 8.1(b), 8.3(b), 8.5(b) and 8.6 of the Loan Agreement
solely to the extent of the Borrowers' failure to comply with the covenants contained therein for the period ended January 31, 2006 and (ii) Section 7.1(t)
of the Loan Agreement. In addition, each Borrower agrees that no portion of the
Loans shall bear interest by reference to the LIBOR Rate, and the Administrative
Borrower agrees that it shall not request that any portion of the Loans bear interest by reference to the LIBOR Rate, until the Borrowers have complied with all of the Financial Covenants with respect to a period ending on or after April
30, 2006.

     SECTION 2. CONDITIONS OF EFFECTIVENESS. This Waiver shall become effective when, and only when, the Lender shall have received (a) counterparts of this
Waiver, duly executed by the Borrowers, (b) payment of a $22,500 waiver fee, which fee shall be fully earned and non-refundable when paid, and (c) payment of the costs and expenses (including, without limitation, reasonable attorneys'
fees) incurred by the Lender in connection with this Waiver.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower
represents and warrants as follows:

          (a) Such Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of New York or Delaware, as the case may be, and is qualified to do business under the laws of such other jurisdictions in which its failure to so qualify could have a Material
Adverse Effect.

          (b) The execution, delivery and performance by such Borrower of this
Waiver (i) are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (A) such
Borrower's Governing Documents, (B) any Requirement of Law or (C) any Material
Contract and (ii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower.

          (c) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery and performance by such Borrower of this Waiver.

          (d) This Waiver and the Loan Agreement constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms except as enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) general principles of equity.

          (e) Except as specified in Schedule 6.1(r) to the Loan Agreement, there is no pending or, to the best of such Borrower's knowledge after due inquiry, threatened litigation, contested claim, investigation, arbitration or governmental proceeding by or against such Borrower before any court,
Governmental Authority or arbitrator which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Waiver or the Loan
Agreement.

          (f) Except as specified in Section 1 hereof, no Default has occurred and is continuing.

          (g) The documents attached as Exhibit A hereto and possession by the
Lender in New York of the original stock certificate registered in the name of the Lender, a copy of which is attached as part of Exhibit A hereto, grant the
Lender a first priority, fully perfected lien on and security interest in no less than 66% of the capital stock of Villa Sistemi, and such documents are in full force and effect on the date hereof.

           SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

          (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" and words of like import, and each reference in the other Loan Documents to the Loan Agreement shall mean and be a reference to the Loan Agreement as modified hereby.

          (b) Except as specifically waived or modified above, (i) the Loan
Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed by each of the parties hereto and (ii) the
Lender shall not be deemed to have waived any rights or remedies it may have under the Loan Agreement, any other Loan Document or applicable law.

          (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of or an amendment to any right, power or remedy of the Lender under any of the Loan Documents, or constitute a waiver or modification of, or an amendment to, any provision of any of the Loan Documents.

     SECTION 5. COSTS AND EXPENSES. The Borrowers agree to pay, on demand, all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Waiver (including, without limitation, the reasonable fees and expenses of counsel to the Lender).

     SECTION 6. COUNTERPARTS; TELECOPIED SIGNATURES. This Waiver may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Waiver may be executed and delivered by telecopier or other facsimile transmission with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

     SECTION 7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
THIS WAIVER AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS WAIVER,
WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY
THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS
OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         DEL GLOBAL TECHNOLOGIES CORP.

                                         By: /s/ Mark Koch
                                             -----------------------------------
                                             Mark Koch
                                             Treasurer

                                         RFI CORPORATION

                                         By: /s/ Mark Koch
                                             -----------------------------------
                                             Mark Koch
                                             Treasurer

                                         DEL MEDICAL IMAGING CORP.

                                         By: /s/ Mark Koch
                                             -----------------------------------
                                             Mark Koch
                                             Treasurer

                                         NORTH FORK BUSINESS CAPITAL
                                         CORPORATION

                                         By: /s/ Michael S. Burns
                                             -----------------------------------
                                             Michael S. Burns
                                             Senior Vice President